EXHIBIT 23.1


                               CONSENT OF COUNSEL


         We hereby consent to the reference to us under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.



                             /s/ Phillips Nizer LLP
                               PHILLIPS NIZER LLP
December 27, 2006
New York, New York